                                                                    Exhibit 99.1

       NOVT CORPORATION ANNOUNCES INTENTION TO DEREGISTER ITS COMMON STOCK
     AND RIGHTS TO PURCHASE SERIES A PARTICIPATING PREFERRED STOCK WITH THE
                       SECURITIES AND EXCHANGE COMMISSION

         SAN JOSE, Ca.,  August 11  /PRNewswire-FirstCall/  -- NOVT  Corporation
(Pink Sheets:  NOVT.PK) today  announced that it intends to file a Form 15 today with the Securities  and Exchange  Commission to deregister its Common Stock and
Rights to  Purchase  Series A  Participating  Preferred  Stock and  suspend  its reporting  obligations  under the  Securities  Exchange Act of 1934. The Company expects the  deregistration  to become  effective within ninety (90) days of the filing with the SEC.

         As a result of the filing of the Form 15, the  Company's  obligation to file with the SEC certain reports and forms, including Forms 10-K, 10-Q and 8-K, will  immediately  cease.  The  Company  presently  intends to  continue to make available its periodic financial  information  commencing with the period ending
June 30, 2006. The Company's Common Stock will continue to be traded on the Pink
Sheets.

         The   Company's   Board  of   Directors   determined,   after   careful
consideration,  that  deregistering  is in the  overall  best  interests  of the
Company's  stockholders.  Several  factors  were  considered  by  the  Board  of
Directors in making this decision, including the following:

o         The elimination of disproportionately  large costs associated with the preparation  and filing of the  Company's  periodic  reports and other filings with the SEC;

o         The  elimination  of substantial  increases in legal,  audit and other costs  associated  with  being  a  public  company  in  light  of  new regulations  promulgated as a result of the Sarbanes-Oxley Act of 2002 and the SEC rules thereunder;

o         The  nature and extent of  current  trading  in the  Company's  Common
          Stock, which is limited;

o         The  concentration of stock ownership in relatively few holders of the
          Company's Common Stock; and

o         The lack of analysts' coverage and minimal liquidity for the Company's
          Common Stock.

         The Company's  stockholder  rights plan, which limits the stockholders'
ability  to own in  excess of 4.9% of the  Company's  outstanding  Common  Stock pursuant to the Amended and Restated  Rights  Agreement  between the Company and
American  Stock  Transfer  & Trust  Company,  will  remain in  effect  after the deregistration has been deemed effective.

ABOUT NOVT CORPORATION

On March 9, 2006, NOVT completed the sale of substantially all the assets of its vascular  brachytherapy  business.  NOVT's  strategic  plan is to  redeploy  its existing  resources  to identify  and acquire new  business  operations.  NOVT's redeployment  strategy  will involve the  acquisition  of one or more  operating businesses  with existing or  prospective  taxable  earnings.  This strategy may allow NOVT to realize  future cash flow  benefits  from its net  operating  loss carry-forwards ("NOLs"). In connection with the redeployment strategy, NOVT from time to time may review  potential  acquisitions,  conduct due diligence,  enter into letters of intent or similar  agreements  or otherwise  evaluate  potential acquisitions,  and  if it  deems  advisable,  negotiate  definitive  acquisition agreements.  No  assurance  can be given  that the  Company  will find  suitable candidates,  and if it does,  that it will be able to utilize its existing NOLs.
NOVT's  common  stock is  currently  traded in the Pink Sheets  under the symbol
NOVT.PK.  For  general  company  information,  please  visit  NOVT's  website at
NOVTCorporation.com.

SAFE HARBOR WARNING

Forward-looking  statements  in this  press  release  are made  pursuant  to the provisions of Section 21E of the Securities Exchange Act of 1934.  Investors are
cautioned  that  statements  in this  press  release,  which  are  not  strictly historical statements,  constitute forward-looking statements. Actual results or events  could  differ  materially  from  those  anticipated  in  forward-looking statements.  These  risks and  uncertainties  include the  Company's  ability to succeed in its redeployment  strategy,  as well as risks and uncertainties  that are set forth from time to time in the  Company's  SEC  reports,  including  its
Annual  Report  on Form  10-K  for the  year  ended  December  31,  2005 and its
Quarterly  Report on Form 10-Q for the quarter ended March 31, 2006. The Company disclaims  any  obligation to publicly  update or revise any such  statements to reflect  any  change in the  Company's  expectations  or events,  conditions  or circumstances  on which any such statement may be based,  or that may affect the likelihood  that  actual  results  will  differ  from  those  set  forth  in the forward-looking statements.

SOURCE:  NOVT Corporation

08/11/2006

CONTACT:  Terry Gibson of NOVT Corporation, +1-408-236-7517/

(NOVT.PK)